VIRGINIA MINES INC.

PROXY SOLICITED BY THE MANAGEMENT

The    undersigned,    shareholder    of    Virginia    Mines    Inc.    (the    "Corporation"),    holding

______________  common  shares,  hereby  designates  André  Gaumond  or  failing  him,  André

Lemire,  or  instead  of  them(1)  (4)  _______________________________  as  proxy  to  act  and vote  for  the  undersigned  in  respect  of  all  matters  that  may  come  before  the  annual  and special  meeting  of  the  shareholders  of  the  Corporation  to  be  held  in the  Dufour  Room of the Clarendon Hotel, 57 Ste-Anne Street, Quebec City (Qc), on Wednesday, June 29,

2011,  at  10:00  AM  (local  time),  and  at  any  adjournment  thereof,  with  authority  to  vote  as specified below and as provided in the management proxy solicitation circular:

1)

To elect the directors of the Corporation

For

Withhold from voting

2)

To appoint the auditors of the Corporation

For

and authorize the Board of Directors to fix

the auditors' remuneration

Withhold from voting

3)

To approve shareholders’ rights plan

For

Against

DATED ________________________ 2011(2)

____________________________________

Signature of shareholder (3)

NOTE:

(1)   Shareholders  have  the  right  to  designate  any  other  person  (who  needs  not  be  a  shareholder),  other  than  the persons  indicated  herein,  to  attend  and  act  on  their  behalf  at  the  meeting,  by  inserting  such  other  person's name in the blank space provided.

(2)   If  undated,  this  form  of  proxy  shall  be  deemed  to  be  dated  as  of  the  mailing  date  by  the  person  making  the solicitation.

(3)   This  form  of  proxy  must  be  signed  by  the  shareholder  or  by  his  attorney  duly  authorized  in  writing  or,  if  the shareholder  is  a  corporation,  under  its  corporate  seal  or  by  an  officer  or  attorney  thereof  duly  authorized  in writing.

(4)   The  proxyholder  may  vote  in  the  way  he  considers  advisable  on  amendments  and  on  new  points  brought before the meeting.